                      TRANSAMERICA EXTRA VARIABLE ANNUITY

                                   Issued by

                      TRANSAMERICA LIFE INSURANCE COMPANY

                         Supplement Dated May 1, 2001
                                    to the
                         Prospectus dated May 1, 2001


For certain policies, the information provided in this supplement hereby amends and replaces the corresponding information contained in the prospectus. Please contact your financial representative to determine if this supplement applies to your policy.

The following hereby amends, and to the extent it is inconsistent replaces, the corresponding SUMMARY section of the prospectus:

We deduct a surrender charge of up to 8% of premium payments surrendered within nine years after the premium is paid. To calculate surrender charges, we consider the premium you paid to come out before any earnings.

After one year , you may take out up to 10% of your cumulative premium payments free of surrender charges each year. Amounts surrendered in the first year, or in excess of the 10% free amount, may be subject to surrender charges and/or excess interest adjustments.

This policy does not offer the initial payment guarantee.

                                  ----------


The following hereby amends the Fee Table in the prospectus:

======================================================================================================================
                                            ANNUITY POLICY FEE TABLE
======================================================================================================================
                                                                          Separate Account Annual Expenses
                Policy Owner Transaction Expenses                    (as a percentage of average account value)
----------------------------------------------------------------------------------------------------------------------
Sales Load On Purchase Payments                                 0         Mortality and Expense Risk Fee         1.35%
Maximum Surrender Charge                                                  Administrative Charge                  0.40%
 (as a % of premium payments surrendered)/(1)/                  8%                                               ----
Annual Service Charge/(2)/                      $0 -$40 Per Policy        TOTAL SEPARATE ACCOUNT
Transfer Fee /(3)/                                        $0 - $10        ANNUAL EXPENSES                        1.75%
Family Income Protector Rider Fee/(4)/                       0.30%
Additional Death Distribution Rider Fee                      0.25%
======================================================================================================================

/(1)/ The surrender charge, if any is imposed, applies to each policy, regardless of how policy value is allocated among the separate account and the fixed account. The surrender charge is decreased based on the number of years since the premium payment was made, from 8% in the year in which the premium payment was made, to 0% in the tenth year after the premium payment was made. If applicable a surrender charge will only be applied to surrenders that exceed the amount available under certain listed exceptions.

/(2)/ The service charge applies to the fixed account and the separate account, and is assessed on a pro rata basis relative to each account's policy value as a percentage of the policy's total policy value. The service charge is deducted on each policy anniversary and at the time of surrender.

/(3)/ The transfer fee, if any is imposed, applies to each policy, regardless of how policy value is allocated among the separate account and the fixed account. There is no fee for the first 12 transfers per year. For additional transfers, Transamerica may charge a fee of $10 per transfer, but currently does not charge for any transfers.


/(4)/ The annual rider fee is 0.30% of the minimum annuitization value and is deducted only during the accumulation phase. If you annuitize under the rider, a guaranteed payment fee is deducted.


The underlying portfolio expenses are as described in the prospectus.

                This Prospectus Supplement must be accompanied
                           by the Prospectus for the
             Transamerica Extra Variable Annuity dated May 1, 2001
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The following hereby amends the Surrender Charges section of the prospectus:

Surrender Charges

After the first year, you can surrender up to 10% of your cumulative premium payments once each policy year free of surrender charges. This amount is referred to as the free percentage and is determined at the time of the surrender. If you surrender money in excess of 10% of your cumulative premium payments, you might have to pay a surrender charge, which is a contingent deferred sales charge, on the excess amount. The following schedule shows the surrender charges that apply during the nine years following each premium payment:

       Number of Years                Surrender Charge
        Since Premium                (as a percentage of
        Payment Date                premium surrendered)
-------------------------------------------------------------
             0-1                            8%
             1-2                            8%
             2-3                            8%
             3-4                            7%
             4-5                            6%
             5-6                            5%
             6-7                            4%
             7-8                            3%
             8-9                            2%
          9 or more                         0%
-------------------------------------------------------------

For example, assume your premium payments total $100,000 at the beginning of policy year 2 and you surrender $30,000. Since that amount is more than your free percentage, you would pay a surrender charge of $1,600 on the $20,000 remaining after the free percentage (8% of ($30,000 - $10,000)).

You receive your cash value upon full surrender. For surrender charge purposes, the oldest premium is considered to be surrendered first (and premium is considered to be surrendered before earnings).


The following hereby amends the Annuity Payment Options section of the prospectus:

Annuity Payment Options

The Life with Emergency Cash/SM/ annuity payment option is not available.


The following hereby amends the Guaranteed Minimum Death Benefit section of the prospectus:

Guaranteed Minimum Death Benefit

The guaranteed minimum death benefit is the Step-Up Death Benefit--the largest policy value on the policy date or on any policy anniversary before you reach age 76; plus any premium payments you have made since then; minus any adjusted partial surrenders (discussed below) we have paid to you since then.

The Step-Up Death Benefit is not available if the owner or annuitant is 75 or older on the policy date. In those instances, the guaranteed minimum death benefit will be a return of premium--total premium payments, less any adjusted partial surrenders as of the date of death.